SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2003


                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                         0-25509                  42-1485449
(State or other jurisdiction)       (Commission File No.)      (I.R.S. Employer
        of incorporation)                                    Identification No.)



                    329 Pierce Street, Sioux City, Iowa 51101
                    -----------------------------------------
                    Address of principal executive offices:

Registrant's telephone number, including area code: (712) 277-0200
                                                    ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.


               Exhibit No.                 Description
               -----------                 -----------

                  99.1                     Press release dated October 31, 2003


Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     First Federal Bankshares, Inc. (the "Company") announced quarterly results for the three months ended September 30, 2003. Please see Press Release dated October 31, 2003, a copy of which is included as Exhibit 99.1.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST FEDERAL BANKSHARES, INC.


DATE:  October 31, 2003             By: /s/Barry Backhaus
                                        ----------------------------------------
                                        Barry Backhaus
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX


The following Exhibits are filed as part of this report:

     Exhibit 99.1 Press Release of First Federal Bankshares, Inc. dated October 31, 2003.

                                  EXHIBIT 99.1

PRESS RELEASE

October 31, 2003
For Immediate Release

For Further Information Contact:  Barry Backhaus
                                  First Federal Bankshares, Inc.
                                  329 Pierce Street, P.O. Box 897
                                  Sioux City, IA  51102
                                  712.277.0200


              FIRST FEDERAL BANKSHARES ANNOUNCES QUARTERLY RESULTS

Sioux City, Iowa. First Federal Bankshares, Inc. (the "Company") (Nasdaq National Market - "FFSX") reported net earnings of $1.5 million, or diluted earnings per share of $0.41, for the three months ended September 30, 2003, an increase of $350,000, or 29.5%, from net earnings of $1.2 million, or diluted earnings per share of $0.29, for the three months ended September 30, 2002.

Net interest income before provision for loan losses decreased by $289,000, or 5.9%, to $4.6 million for the three months ended September 30, 2003 from $4.9 million for the three months ended September 30, 2002. The Company's net yield on average interest-earning assets decreased by 10 basis points to 3.30% for the three months ended September 30, 2003 from 3.40% for the three months ended September 30, 2002. The average yield on interest-earning assets decreased by 87 basis points to 5.71% for the three months ended September 30, 2003 from 6.58% for the three months ended September 30, 2002 as market interest rates remained at historically low levels. The decrease in the average yield on interest-earning assets was partially offset by a decrease of 87 basis points in the average cost of interest-bearing liabilities to 2.51% for the three months ended September 30, 2003 from 3.38% for the three months ended September 30, 2002.

Provision for loan loss expense totaled $525,000 and $830,000, respectively, for the three months ended September 30, 2003 and 2002. Non-performing loans decreased to $5.2 million, or 1.15% of total loans at September 30, 2003, from $6.8 million, or 1.63% of total loans at September 30, 2002. Net interest income after provision for loan losses totaled $4.1 million for each of the three month periods ended September 30, 2003 and 2002.

Noninterest income increased by $260,000, or 12.5%, to $2.3 million for the quarter ended September 30, 2003 from $2.1 million for the quarter ended September 30, 2002. The increase in noninterest income was largely due to increases in fees and services charges. Fees and service charge income increased by $222,000, or 18.9%, to $1.4 million for the three months ended September 30, 2003 from $1.2 million for the three months ended September 30, 2002. The increase in fees and services was largely due to an increase in overdraft activities on retail accounts and the resulting service fees assessed. In addition, fee income related to the sustained volume of loan origination activity in the continued low market interest rate environment contributed to the increase. The increase in fees and service charges was partly offset by a loss on sale of securities that totaled $32,000 for the three months ended September 30, 2003.

Noninterest expense decreased by $271,000, or 6.2%, to $4.1 million for the three months ended September 30, 2003 from $4.4 million for the three months ended September 30, 2002. The decrease in noninterest expense was partly due to a decrease in expense for the amortization of mortgage servicing assets. Such amortization expense totaled $90,000 for the three months ended September 30, 2002, while no expense was recorded for the three months ended September 30, 2003 since these assets had been fully amortized. In addition, losses on disposal of repossessed assets and other professional and general expenses of the Company decreased for the three months ended September 30, 2003 as compared to the three months ended September 30, 2002.

Earnings before income taxes increased by $548,000, or 30.8%, to $2.3 million for the three months ended September 30, 2003 from $1.8 million for the three months ended September 30, 2002. Taxes on income totaled $787,000, or an effective tax rate of 33.8%, for the three months ended September 30, 2003 and $590,000, or an effective tax rate of 33.2%, for the three months ended September 30, 2002.

Assets totaled $641.7 million, $627.9 million and $640.5 million, respectively, at September 30, 2003, June 30, 2003 and September 30, 2002. Book value per share increased to $18.50 at September 30, 2003 from $17.29 at September 30, 2002. Stockholders' equity to total assets was 10.88% and 11.13%, respectively, at September 30, 2003 and 2002. During the three months ended September 30, 2003 the Company repurchased 44,500 shares of its common stock at a cost of $865,000 to complete a repurchase program pursuant to which it repurchased 426,000 shares, or 10% of its issued and outstanding shares. The Company announced a new repurchase program in August 2003 under which it expects to repurchase up to 377,000 additional shares, or 10% of its issued and outstanding shares. The Company had 3,771,591 shares outstanding at September 30, 2003.

The Company's common stock is traded on the NASDAQ National Market under the symbol FFSX. The Company is headquartered in Sioux City, Iowa. First Federal Bank, the Company's bank subsidiary, operates ten offices in northwest Iowa, an office in South Sioux City, Nebraska, and five offices in central Iowa.

Except for the historical information contained in this press release, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties, including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area, competition, and other risks detailed from time to time in the Company's SEC reports. Actual strategies and results in future periods may differ materially from those currently expected. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.